Citigroup Conference June 7-8, 2010 Exhibit 99.1

Table of Contents
Page Page
I. COMPANY OVERVIEW V. OUTLOOK
Primary businesses 6 Merchant generation formulas 38
Service area 7 Outlook:  Consolidated 39
Overview 8 Outlook:  Merchant generation 40-45
Quality and costs 9-11 Outlook:  Utility operations 46
Business units 12 Outlook:  Transmission expansion 47
Outlook:  Depreciation 48
II. MERCHANT GENERATION
Capital expenditures 49
Overview 13 Outlook:  Interest, other 50
Current market conditions 14-19 Risks and challenges 51
Generation hedged 20
VI.
Pennsylvania rates 21-22
MERGER
Power procurement schedule (PA/MD) 23
Overview 52
Coal 24-26
Fuel Mix 53
Environmental controls 27
Scale and Scope 54
Plant availability 28
Timeline 55
VII.
III. TRANSMISSION EXPANSION
SUPPLEMENTAL MATERIAL
Overview 29
EPS and EBITDA 57-58
Capital expenditures 30
Cash flow 59
Growing rate base 31
Credit ratings 60
TrAIL construction update 32
IV. UTILITY OPERATIONS
Overview 33
Revenue mix 34
Capital structures and ROE's 35
Growing rate base 36
Competitive rates 37

Forward-Looking Statements
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this presentation contains a number of "forward-looking statements" as defined in the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties.
Forward-looking statements often may be identified by the use of words such as anticipate, expect, project, intend, plan, believe and words and terms of similar substance used in connection with any discussion of future plans, actions or events.  However, the absence of these or similar words does not mean that any particular statement is not forward-looking.  Forward-looking statements in this presentation may relate to, among other matters: regulatory issues, including but not limited to environmental regulation, and the status of retail generation service supply competition in states served by Allegheny’s  delivery business, Allegheny Power; financing plans; market demand for energy, the cost and availability of raw materials, including coal and natural gas, and
Allegheny’s ability to enter into, modify and enforce long-term fuel purchase agreements; provider-of-last resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; changes in technology and their effects on the competitiveness of Allegheny’s generation facilities; work stoppages by Allegheny’s unionize employees; capacity purchase commitments; statements about the benefits of the proposed merger involving Allegheny and FirstEnergy, including future financial and operating results; Allegheny’s and FirstEnergy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and
other statements relating to the merger that are not historical facts.  There can be no assurance that actual results will not materially differ from expectations.  Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: the results of regulatory proceedings, including proceedings related to rates; plant performance and unplanned outages; volatility and changes in the price and demand for energy and capacity and changes in the value of financial transmission rights; volatility and changes in the price of coal, natural gas and other energy-related commodities; Allegheny’s ability to enter into, modify and enforce supplier performance under long-term fuel purchase agreements; the ability and willingness of counterparties to satisfy their financial and performance obligations; changes in the weather and other natural phenomena; changes in Allegheny’s requirements for, and the availability and price of, emission allowances; changes in industry capacity, development and other activities by Allegheny’s competitors; changes in market rules, including changes to the participant rules and tariffs for PJM Interconnection, LLC and defaults by other market participants; the loss of any significant customers or suppliers; changes in both customer usage and customer switching behavior and their resulting effects on existing and future load requirements; dependence on other electric transmission and gas transportation systems and their constraints on availability; environmental regulation; changes in other laws and regulations applicable to Allegheny, its markets or its activities; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; complications or other factors that make it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; recent and any future disruptions in the financial markets and changes in access to capital markets; the availability of credit; actions of rating agencies; inflationary and deflationary trends and interest rate trends; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; entry into, any failure to consummate, or any delay in the consummation of, contemplated asset sales or other strategic transactions; the likelihood and timing of the completion of the proposed merger with FirstEnergy, the terms and conditions of any required regulatory approvals of the proposed merger, the impact of the proposed merger on Allegheny’s employees and the potential diversion of management’s time and attention from ongoing business during this time period; general economic conditions; and other risks, including the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny's reports and registration statements filed with the Securities and Exchange Commission. Risks and uncertainties associated with the merger are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties associated with the merger are identified and discussed in Allegheny’s and FirstEnergy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Allegheny disclaims any obligation to update its forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law.

Forward-Looking Statements
Certain information in this presentation is based upon an internal model that incorporates assumptions regarding future market conditions, including power and commodity prices, demand conditions, and the operating performance and dispatch characteristics of our generating facilities, among other factors.  Many of these assumptions are based upon highly variable market factors outside of our control and ultimately may differ significantly from the assumptions currently included in our model.  As a result, our model and the related forward-looking information included in this presentation are subject to change. The information in this presentation that is derived from our internal model is based in part on market conditions, forward prices and our hedged position as of March 31, 2010.
We intend to update this information on a quarterly basis.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration
No. 333-165640) with the SEC that includes a preliminary joint proxy statement of Allegheny and FirstEnergy and that also constitutes a preliminary prospectus of FirstEnergy. Allegheny and FirstEnergy will mail the definitive joint proxy statement/prospectus to their respective shareholders.  Allegheny and FirstEnergy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website
(www.sec.gov). You may also obtain these documents, free of charge, from Allegheny’s website
(www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab
“Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstEnergy, Allegheny and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Allegheny and FirstEnergy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Allegheny and FirstEnergy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.
You can find information about Allegheny’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on
April 1, 2010 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. Additional information about
Allegheny’s executive officers and directors and FirstEnergy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from Allegheny and FirstEnergy using the website information above.

Non-GAAP Financial Measures
This presentation includes non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, the presentation shows certain financial information on an “as adjusted” basis, to exclude the effect of certain items as described herein. By presenting “as adjusted” results, management intends to provide investors with a better understanding of the core results and underlying trends from which to consider past performance and prospects for the future.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. “As adjusted”
information should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, the “as adjusted” information is not necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, reconciliations of non-GAAP financial measures in this presentation to the most directly comparable GAAP measures are contained herein or within our earnings release and the tables attached thereto, which, together with this presentation, are available on our Investors page at
We have not included reconciliations of the forward-looking non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures, because it is not possible to predict in the manner necessary for a quantitative reconciliation the amount of the items that we would remove from GAAP earnings, such as unrealized gains or losses on our economic hedges.  The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that the non-GAAP financial measures may be materially different from the corresponding, actual GAAP financial measures.
.
www.alleghenyenergy.com

Primary Businesses
Output for 12 months ended December 31, 2009.  Customers include about 102,000 customers in VA.
Sale of VA distribution operations was completed on June 1, 2010.
Allegheny
Energy
Merchant
Generation
Coal-fired, PJM
26.0 million MWH
Transmission
Expansion
TrAIL, PATH,
other projects
Utility
Operations
1.6 million customers,
regulated generation

7 Service Area and Generation Facilities

Focused on quality and costs
Merchant generation well-positioned for a recovering
economy
Growing rate base in transmission and utility
businesses
Merger with FirstEnergy scheduled for completion in
first half 2011
Overview

OSHA Recordable Incident Rate
Allegheny Power
Focused on Quality
and Costs
4.76
4.91
3.64
2.81
1.96
1.56
1.40
2003 2004 2005 2006 2007 2008 2009
Safety has improved from 3rd quartile in 2001
to top quartile.

Focused on Quality
and Costs
$1,166
$799
$735
$686
$682*
$665*
$668*
$965
Operations and Maintenance Expense
($ millions)
* 2007-2009 exclude amounts formulaically recovered (2007 - $5; 2008 - $10, 2009 - $19)
2002 2003 2004 2005 2006 2007 2008 2009
Costs have been held virtually
unchanged for four years.

Customer Satisfaction
Commercial/industrial:  ranked first in northeastern
US for five consecutive years (TQS Research)
Residential:  ranked top quartile (American
Customer Service Institute)
Focused on Quality
and Costs
“Allegheny Energy improved in every area that was measured, and was in the top 10 nationally in six of the seven ranking criteria.”
TQS Research, October 2009

Merchant generation
Unregulated generation (primarily Allegheny Energy
Supply, LLC)
Transmission expansion
TrAIL
PATH
PJM transmission reliability projects
Utility operations
Monongahela Power (WV) - transmission, distribution,
generation
Potomac Edison (WV, MD, VA) - transmission,
distribution
West Penn (PA) - transmission, distribution
Business Units

Merchant Generation:
Overview
Capacity (MW)*
* Capacity as of December 31, 2009.  Output for 12 months ended December 31, 2009.
Capacity:  over 7,000 MW*
Primarily base load coal-fired plants
Located in PJM (13 states)
Output (MWH)*
Hydro
10%
Gas
13%
Supercritical
Coal
64%
Other Coal
12%
Oil
1%
Supercritical
Coal
86%
Gas
3%
Hydro and
Other
5%
Other Coal
6%
Coal
92%

Merchant Generation:
Spot Power Prices
PJM Western Hub
($/MWH round-the-clock)
Jan.
08
June
08
Dec.
08
June
09
Dec.
09
Mar.
10
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
Spot prices have decreased sharply since June 2008.

15 Merchant Generation: Forward Power Prices PJM Western Hub ($/MWH round-the-clock) June 2008 March 2010 $0 $20 $40 $60 $80 $100 2009 2010 2011 2012 2011 forward prices have decreased by nearly 50%.

AEP
Dayton
Hub
APS
Zone
PJM
W. Hub
AYE
Generator
Nodes
Transmission
Less Congestion More Congestion
Each plant sells all its output
at its generator node price in
PJM energy market
APS Zone: legacy retail
customer base
Due to transmission
congestion, plants’ realized
energy prices tend to be
closer to AEP-Dayton Hub
today than to PJM W. Hub
PJM Western Hub, AYE Plants
and AEP-Dayton Hub

Key drivers:
Amount and location of supply and demand
Capability of transmission system
Marginal cost of unit(s) that respond to meet demand and resolve transmission constraints
Basis Differential
Gas strongly influences
prices, especially on
peak
Located in a coal-dominated
region of PJM
Prices typically below W. Hub
Located in a coal-dominated
region of PJM
Prices typically below W. Hub
Less liquid than W. Hub
PJM WESTERN HUB AYE SUPERCRITICAL
PLANTS
AEP-DAYTON HUB
Basis differential is the difference between PJM energy
prices at two locations.

2011 2012 2013 2010
As of March 31, 2010
$ per MWH, round-the-clock
Forward Prices and
Basis Differentials
($5.45)
($5.89)
($4.89)
($4.97)
AEP-Dayton
Hub
PJM W. Hub
Basis
Differential
-$10
$0
$10
$20
$30
$40
$50

Merchant Generation:
Power Hedge Margin
2010 Power Hedge Margin
($/MWH; estimates as of March 31, 2010)
Margin:
$4/MWH
$110 million*
*  Based on 2010 power hedge volume of 27.8 million MWH
$55
$51
Average Contract Price Estimated Market Value
Power hedges substantially protect 2010 financial results.

55%
30-50%
21%
0-30%
80-90%
87%
Actual         Target by Year-End 2010
3%
Merchant Generation:  Well-Positioned
For a Recovering Economy
% of Projected Coal-Fired Output
as of June 1, 2010
2010 2011 2012 2013
Allegheny is positioned to benefit from higher power
prices which should accompany economic recovery.

Pennsylvania POLR Rate
$ per MWH
Cumulative Increase in
Pre-Tax Operating Income
$ millions; estimates
Increasing Pennsylvania
Generation Rates
$0
$50
$100
$150
$200
$250
$300
2009 2010
$20
$25
$30
$35
$40
$45
$50
$55
2008 2009 2010

Transitioning to Market:
Pennsylvania
West Penn Power
Pennsylvania Power Procurement
APRIL 2009 JUNE 2009 OCT. 2009 JAN. 2010 MAY 2010
Average weighted retail generation price ($/MWH):
Residential $72.80 $71.64 $65.29 $62.27 $59.39
Non-residential $75.40 $67.24 $65.26 $63.38
Projected increase in 2011 residential bill 8.5% 10.6% 9.6% 8.5% 4.1%
PJM Western Hub forward price ($/MWH)
1
$55 $57 $53 $51 $47
1
Round-the-clock, energy-only price at time bids were submitted. For 17 months beginning January 1, 2011.
AUCTIONS

Power Procurement Schedule:
Pennsylvania and Maryland
MWH thousands
AUCTION DATE 2010 2011 2012 2013 TOTAL
June 11, 2010 - MD 165 250 320 100 835
October 22, 2010 - PA - 7,285 765 180 8,230
October 29, 2010 - MD 60 115 - - 175
January 14, 2011 - MD - 150 - - 150
January 20, 2012 - PA - - 2,000 1,400 3,400
April 20, 2012 - PA - - 1,900 1,300 3,200
Spot Purchases - PA - 1,850 8,100 3,350 13,300

Merchant Generation:
Coal Contracts
Contracted & Priced*
Contract Price*
($/ton)
* As of March 31, 2010. Contract price includes delivery costs averaging $8-10/ton.
$55
$56
$58
$57
2009 2010 2011 2012
99%
70%
66%
2010 2011 2012

Adjacent to reserves, rivers
Low transportation costs
Flexible procurement
Competing suppliers
A natural partner for
independent mines in need of an
“anchor” purchaser
Contract costs in line with
operating costs of leading
producers
Location:  Favorable for
Coal Procurement
Supercritical coal generation facilities
Northern Appalachian coal basin
Rivers

26 Coal Type and Delivery Methods 2010 (merchant; estimates) Northern App. Scrubber 60% Northern App. 26% PRB 4% Illinois 10% Rail 8% Truck 13% Conveyor 23% Barge 56%

27 SCRUBBERS SCRs (SO 2 ) (NO X ) Harrison Pleasants Hatfield Ft. Martin Environmental Controls All supercritical coal units have scrubbers.

28 Supercritical Coal Plants (merchant and regulated) Plant Availability Top Quartile 82% 78% 76% 83% 84% 83% 87.5% 82% 87% 2002 2003 2004 2005 2006 2007 2008 2009

29 Transmission Expansion: Overview Allegheny is investing $2.6 billion in these projects.

($ millions; cash basis)
* Totals exclude AFUDC and capitalized interest.  PATH represents Allegheny’s portion of project costs.
FERC-approved equity ratio = 50%
Transmission Expansion
APPROVED
ROE
PROJECT
TOTAL 2008 2009 2010 2011
TrAIL 12.7% $    925* $67 $384 $357 $80
Other projects 11.7-12.7% 425* 37 72 102 63
PATH 14.3% 1,200* 8 44 21 59
CAPITAL EXPENDITURES
Incentive returns have been approved by FERC.

Growing Rate Base:
Transmission Expansion
Rate Base
Year-End; $ billions
$0.2
$0.8
$1.2
$1.3
$2.0
//
TrAIL
Other PJM
PATH
(Allegheny portion)
Note: Assumes weighted average ROE based on rates for TrAIL (12.7%), Other (11.7-12.7%), and  PATH (14.3%).
2008 2009 2010 2011 2014
Rate base is projected to nearly triple from 2009 to 2014.

32 % Complete Rights of way 96% Substation construction 95-100% Towers constructed 67% Line installed 23% As of May 2010 Transmission Expansion: TrAIL Construction Update

Utility Operations:
Overview
In 4 states (PA, WV, MD, VA)
1.6 million electric customers
Retail sales:  42.0 million MWH
Regulated generation:  over 2,700 MW (84% coal)
Allegheny Power
West Penn
Power
Monongahela
Power
Potomac
Edison
VIRGINIA
CHARLESTON
OHIO
HARRISBURG
MARYLAND
KENTUCKY
PENNSYLVANIA
CLEVELAND
BALTIMORE
PITTSBURGH
WASHINGTON, DC
WEST
VIRGINIA
Sales for 12 months ended December 31, 2009.  Capacity as of December 31, 2009.  Customers
and sales include VA.  Sale of VA distribution operations was completed on June 1, 2010.

Utility Operations:
Retail Revenue Mix, 2009
By State By Customer Class
Residential
51%
Industrial
25%
Commercial
24%
*  Sale of VA distribution operations was completed on June 1, 2010.
PA
45%
WV
29%
MD
17%
VA*
9%

Authorized Capital Structures
and ROE’s
* Includes $154 of VA distribution assets.  Sale of VA distribution operations was completed on June 1, 2010.
STATE
RATE BASE
($ millions;
12/31/09)
APPROVED
EQUITY RATIO
APPROVED
ROE
RATIO/ROE
APPROVED ON
WV $1,426 46% 10.5% May 2007
PA 1,028 46 11.5 Dec. 1994
MD 446 44 11.9 Feb. 1993
VA 192* 46 11.5 March 1995
TOTAL $3,092

Potomac Edison*
West Penn
Mon Power
//
$2.9
$2.9
$3.9
$3.2
$3.5
Growing Rate Base:
Utility Operations
Year-end; $ billions
* Excludes VA distribution assets for all periods
Note: Includes capital expenditures for PA Act 129 plan as originally proposed ($174 million in 2010,
$102 million in 2011, $44 million in 2012, $23 million in 2013 and $16 million in 2014).
2008 2009 2010 2011 2014

Utility Operations:
Competitive Rates
National
Average =
11.65 ¢/kWh
Residential Rates
¢/kWh as of January 1, 2010
* Sale of VA distribution operations was completed on June 1, 2010.
9.29
9.18
10.37
9.58
12.90
8.61
10.19
13.91
Pennsylvania West Virginia Maryland Virginia*
Allegheny Power State Average

Unhedged energy margin: Unhedged energy revenues - hedged coal expense
- unhedged coal expense - other fuel related
Unhedged net revenue: Unhedged energy margin + capacity +
ancillaries + other net revenues
Unhedged EBITDA: Unhedged net revenues - operating expenses
Power hedge margin: (Average contract price - estimated market value) x power hedge volume
Adjusted EBITDA: Unhedged EBITDA + power hedge margin
Merchant Generation Outlook:
Formulas

($ millions adjusted pre-tax; estimates as of 03/31/10)
2010 Outlook
Change from
2009 12/31
Actual Better (Worse)
Adjusted EBITDA:
Merchant generation 578 $  (55) $    (46) $
Utility operations 540 4 (54)
Transmission expansion 65 71 2
Other (2) (1) -
Depreciation (282) (46) 1
Interest (258) (49) (1)
2010 Earnings
Increase (Decrease)

Merchant Generation:
2010 Outlook
($ millions adjusted pre-tax; estimates as of 03/31/10)
2009
Actual
Adjusted EBITDA:
Merchant generation 578 $ (55) $      (46) $
Key drivers:
Unhedged energy margin 3 $         (220) $
Capacity 56 7
Other (4) (5)
Operating expenses (10) (5)
Power hedge margin (99) 178
Change from
2010 Earnings
Increase (Decrease)
12/31
Better (Worse)

1 Excludes volumes from Buchanan and volumes consumed by pumping at Bath County.
2 The expected realized price received from PJM at the generator.
3 Includes emissions, lime, urea, natural gas, other fuels, OVEC purchased power, and Bath County pumping costs.
4 Includes ancillaries, Kern River, and other miscellaneous income.
5 Includes O&M, taxes other than income, and other income.
Note: numbers may not add due to rounding
Merchant Generation:
Key Drivers of EBITDA
Estimates as of 03/31/10 - $ millions unless stated
2009
Actual
2010
Change vs
2009
Total generation volume (TWh)
1
26 33 7 TWh
PJM Western Hub RTC price ($/MWh) 39 $    40 $
Basis and shaping ($/MWh) (3) (5)
Realized energy price ($/MWh)
2
36 $    35 $      $ (1) / MWh
Unhedged energy revenues
937 $  1,173 $
Coal expense (552) (754)
Other fuel related
3
(162) (193)
Unhedged energy margin
223 $  226 $    3 $
Capacity 356 412 56
Other net revenues
4
83 79 (4)
Unhedged net revenues
662 $  716 $
Operating expenses and other
5
(293) (303) (10)
Unhedged EBITDA
369 $  413 $    44 $

1 Includes POLR obligations, marketing contracts, and financial hedges.
2 Volume weighted contract price, including energy, capacity, ancillaries, congestion, and shaping.
3 Volume weighted market price as of 3/31/10 including energy, capacity, ancillaries, congestion, and shaping.
4 Difference between average contract price and contract market value multiplied by power hedge volume.
Note: numbers may not add due to rounding
Merchant Generation:
Key Drivers of EBITDA
Estimates as of 03/31/10 - $ millions unless stated
2009
Actual
2010
Change
vs 2009
Unhedged EBITDA 369 $     413 $
44
$
Power hedge volume (TWh)
1
27 28
Average contract price ($/MWh)
2
55 $       55 $
Estimated market value ($/MWh)
3
47 51
Power hedge margin ($/MWh) 8 $         4 $
Power hedge margin
4
209 $     110 $
(99)
Adjusted EBITDA 578 $     523 $
(55)
$

Note: For period 2010-2012 power volumes, % power hedged, and % coal priced are based upon 3/31/10 production forecasts which are subject to change; coal contract prices include delivery costs
Merchant Generation:
Key Drivers of EBITDA
1
Includes supplemental auctions
Estimates as of 03/31/10 - $ millions unless stated
2009
Actual
2010 2011 2012
POWER VOLUMES
Coal-fired generation (TWh) 24.4 32.1 33.1 32.4
Total generation (TWh) 26.0 33.5 34.5 33.8
POWER HEDGES
% of coal-fired generation hedged N/A 87% 41% 11%
Volumes (TWh) 26.7 27.8 13.7 3.7
Average contract price ($/MWh) 55 $                  55 $      58 $      55 $
Estimated market value ($/MWh) 47 51 50 51
Power hedge margin ($ millions) 209 $               110 $    112 $    14 $
COAL CONTRACTS
% of coal burn priced N/A 99% 70% 66%
Volumes priced (tons) 10.1 13.0 9.5 8.6
Contract price ($/ton) 55 $                  56 $      58 $      57 $
CAPACITY REVENUES
1
Capacity (MW) 6,335 6,293 6,218 6,228
Price ($/MW-day) 154 $               179 $    138 $    56 $
Revenues ($ millions) 356 $               412 $    313 $    127 $

Merchant Generation:
Forward Market Data
Note: broker estimates
1
SO2 allowance to ton of emission ratio – 2009 = 1:1 and 2010-2012 = 2:1
Actual Balance
As of 03/31/10
2009 2010 2011 2012
POWER ($/MWh)
PJM West Hub RTC 38.75 $ 38.08 $ 42.04 $ 43.32 $
AEP Dayton Hub RTC 32.98 32.63 36.15 38.43
NATURAL GAS ($/MMBtu)
Henry Hub NYMEX 3.92 $  4.27 $  5.34 $  5.79 $
COAL ($/ton) - excludes transportation
NAPP mid SO2 N/A $63 $68 $72
NAPP high SO2 N/A $48 $52 $55
EMISSIONS ($/allowance)
SO2
1
82 $     29 $     28 $     26 $
NOx - ozone season 302 45 33 N/A
NOx - annual 1,382 450 343 138

1
Change in pre-tax income = (Total generation volume – power hedge volume – Bath pumping annual volume of approximately 1.5 TWh) x realized energy price sensitivity ($/MWh)
2
Cost of each emission allowance adjusted by same percentage
Note: does not reflect potential dispatch changes, load changes, changes in basis, or correlations between variables; all sensitivities reflect hedge positions and production forecasts as of 03/31/10
Merchant Generation:
Sensitivities
Change in adjusted pre-tax income ($ millions)
2010 2011 2012
REALIZED ENERGY PRICE
1
+ $10/MWh 35 $     193 $   286 $
COAL PRICE
+ $10/ton (2) (41) (45)
SO2 / NOX ALLOWANCE PRICES
2
+ 100% 2 (4) (1)

Utility Operations:
2010 Outlook
($ millions adjusted pre-tax; estimates as of 03/31/10)
1
Subject to change pending outcome of review of lower cost compliance alternative
2
Excludes gain from sale of VA Distribution
2009
Actual
Adjusted EBITDA:
Utility operations 540 $    4 $     (54) $
Key drivers:
WV base rate settlement 20 $    (33) $
Winter storms - 1st quarter (20) (29)
WV storm recovery 5 5
Recovery of securitized interest & depreciation 17 -
PA Act 129
1
- (10)
Load growth 5 5
PE VA operations
2
(24) 5
Non-formulaic O&M (2) 1
Other 3 2
Change from
2010 Earnings
Increase (Decrease) Better (Worse)
12/31

Transmission Expansion:
2010 Outlook
($ millions adjusted pre-tax; estimates as of 03/31/10)
Change from
2009 12/31
Actual Better (Worse)
Adjusted EBITDA:
Transmission expansion 65 $   71 $    2 $
2010 Earnings
Increase (Decrease)

Depreciation:
2010 Outlook
($ millions adjusted pre-tax; estimates as of 03/31/10)
Change from
2009 12/31
Actual Better (Worse)
Depreciation (282) $ (46) $ 1 $
Key drivers:
Scrubber (Ft. Martin) (21) $ - $
Scrubber (Hatfield) (19) -
Other (6) 1
2010 Earnings
Increase (Decrease)

Transmission expansion $112 $499 $480 $202
Utility Operations 532 420 477 460
Merchant generation 347 233 187 161
$ millions; cash basis
Capital Expenditures
$991
$1,152
$823
$1,144
NOTE: includes securitized scrubber capital expenditures,  Allegheny’s portion of PATH, and expenditures for PA Act
129 plan (as originally proposed) which were $174 million in 2010 and $102 million in 2011.
2008 2009 2010 2011

Interest:
2010 Outlook
($ millions adjusted pre-tax; estimates as of 03/31/10)
* Subject to formulaic recovery
Change from
2009 12/31
Actual Better (Worse)
Interest (258) $ (49) $   (1) $
Key drivers:
Securitized interest 5 $      * 2 $
Capitalized interest (21) (1)
Transmission (20) * 5
Other (13) (7)
2010 Earnings
Increase (Decrease)

51 Strength of economic recovery Gas prices Environmental regulations Climate change legislation PATH approvals Merger approvals Risks and Challenges

Significant benefits to shareholders
Premium
Dividend increase
Diversifies fuel mix by adding nuclear capacity
Provides greater scale and scope
Strong business portfolio, excellent growth
opportunities
FirstEnergy Merger

53 FirstEnergy Merger: Diversifies Fuel Mix Coal: Unscrubbed 19% Coal: Scrubbed 46% Natural Gas 9% Non-Emitting 26% Combined Generation Capacity December 31, 2009 1 Includes nuclear, wind and hydro 1

FirstEnergy Merger:
Greater Scale and Scope
Revenue $16.4 billion
Electric Customers 6.1 million
Rate Base $10.8 billion
Total Generation 24 GW
Competitive Generation 21 GW
Service Territory 67,000 sq miles
Employees ~17,750
FirstEnergy Service Territory
Allegheny Service Territory
FirstEnergy Plants
Allegheny Plants
Combined Statistics

55 FirstEnergy Merger: Timeline Announced merger, filed S-4 Filed with: FERC PA WV MD VA Shareholder meetings Complete merger 2010 2011 Q1 Q4 Q2 Q3 Q1 Q2

Supplemental Information

Earnings (Loss) Per Share
As Reported As Adjusted As Reported As Adjusted
2003: Q1 $ (0.46) $ (0.32) 2007: Q1 $ 0.65 $ 0.65
Q2 (1.82) (0.23) Q2 0.45 0.45
Q3 (0.40) 0.11 Q3 0.67 0.67
Q4 (0.11) (0.14) Q4 0.65 0.46
Year (2.80) (0.37) Year 2.43 2.26
2004: Q1 $ 0.25 $ (0.03) 2008: Q1 $ 0.80 $ 0.80
Q2 (0.31) (0.21) Q2 0.91 0.45
Q3 (2.40) 0.37 Q3 0.52 0.54
Q4 0.48 0.22 Q4 0.10 0.51
Year (1.83) 0.47 Year 2.33 2.30
2005: Q1 $ 0.29 $ 0.39 2009: Q1 $ 0.79 $ 0.67
Q2 (0.12) 0.08 Q2 0.43 0.41
Q3 0.21 0.45 Q3 0.45 0.59
Q4 0.02 0.02 Q4 0.64 0.66
Year 0.40 0.94 Year 2.31 2.33
2006: Q1 $ 0.67 $ 0.68 2010: Q1 $ 0.52 $ 0.61
Q2 0.18 0.22
Q3 0.65 0.56
Q4 0.38 0.37
Year 1.89 1.83

EBITDA
As Reported As Adjusted As Reported As Adjusted
2003: Q1 $ 77.6 $ 92.9 2007: Q1 $ 312.6 $ 312.6
Q2 (203.5) 150.1 Q2 263.8 263.8
Q3 117.3 225.3 Q3 308.6 308.6
Q4 197.4 185.6 Q4 242.9 243.6
Year 156.8 634.9 Year 1,128.0 1,131.1
2004: Q1 $ 247.8 $ 175.5 2008: Q1 $ 323.1 $ 323.1
Q2 110.3 122.0 Q2 371.4 244.1
Q3 243.2 243.2 Q3 258.6 262.6
Q4 312.7 221.8 Q4 152.0 268.3
Year 914.0 762.5 Year 1,105.3 1,098.3
2005: Q1 $ 261.3 $ 261.3 2009: Q1 $ 360.6 $ 328.2
Q2 210.6 192.7 Q2 247.8 243.2
Q3 254.7 274.2 Q3 278.7 297.0
Q4 162.1 162.1 Q4 320.3 312.4
Year 888.6 890.2 Year 1,207.6 1,181.0
2006: Q1 $ 322.1 $ 322.1 2010: Q1 $ 300.8 $ 324.9
Q2 193.7 193.7
Q3 286.3 286.3
Q4 234.7 234.7
Year 1,036.8 1,036.8
$ millions

($1,200)
($700)
($200)
$300
$800
Cash Flow
$ millions
* Adjusted cash from operations net of capital expenditures excluding securitization and project financings.
2004
2007
2006 2005
2008 2009
Cash From
Operations
Capital
Expenditures
Free Cash
Flow*

Credit Ratings
Baa3 Ba3 B3 Moody’s
BBB- BB- CCC+ S&P Senior Unsecured Debt
Baa2 Baa3 B1 Moody’s
BBB BBB- B S&P Senior Secured Debt
AE Supply
Ba1 Ba2 B2 Moody’s
BB+ BB- CCC+ S&P Senior Unsecured Debt
BBB- BB+ B S&P Corporate Family Rating
AYE, Inc.
April
2010 2006 2003